UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-23177

(Investment Company Act file number)

GOEHRING & ROZENCWAJG INVESTMENT FUNDS

(Exact name of Registrant as specified in charter)

Principal Executive Offices

115 Broadway, 5th Floor, New York, NY 10006

(Address of principal executive offices)

(646) 216-9777

(Registrant’s telephone number, including area code)

Adam A. Rozencwajg

Goehring & Rozencwajg Associates, LLC

115 Broadway, 5th Floor,

New York, NY 10006

(Name and address of agent for service)

Copy to:

Michael Doherty, Esq.

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Date of fiscal year end: May 31

Date of reporting period: June 1, 2025 – May 31, 2026

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

May 31, 2026

ANNUAL SHAREHOLDER REPORT

INSTITUTIONAL : GRHIX

Goehring & Rozencwajg Resources Fund

FUND OVERVIEW

This annual shareholder report contains important information about Goehring & Rozencwajg Resources Fund - Institutional for the period of June 1, 2025 to

May 31, 2026.

You can find additional information about the Fund at https://www.gr-funds.com/. You can also request this information by contacting us at 1-844-464-6467.

WHAT WERE THE FUND'S COSTS FOR THE LAST YEAR?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Goehring & Rozencwajg Resources Fund - Institutional	$124	0.92%

HOW DID THE FUND PERFORM LAST YEAR?

For the period, the Goehring & Rozencwajg Resource Fund Institutional class advanced 69.94% and the Retail class advanced 69.51%, outpacing the MSCI All Country World Index, which advanced 30.27%.

Compared to natural resource benchmarks, the Fund also performed well. The S&P Goldman Sachs Commodity Total Return Index advanced 51.14% on a total return basis over the same period. Against natural resource equities, the Fund also performed well. For example, the S&P North American Natural Resource Sector Index advanced 44.94%.

Performance was helped by the Fund’s positioning in the first six months of the period and allocation changes made starting in the fourth quarter of 2025. Helping performance in the first six months of the period was our overweight exposure to gold equities, which surged along with a 30% increase in gold prices. Also helping performance in the first six months of the period was the Fund’s exposure to the platinum group metal stocks. Platinum prices surged well over 100% during the second half of 2025, and the Fund’s platinum equites performed extremely well.

Also helping performance in the first six months of the period was our underweight exposure to energy-related equities. These stocks were some of the poorer performers during the last six months of 2025.

Given the surge in gold stocks, and the underperformance of energy equites, we repositioned the Fund starting in the fourth quarter of 2025. We significantly reduced exposure to gold stocks and allocated the profit proceeds to oil stocks, which had significantly lagged the market, and which we believe offered a great investment opportunity.

The repositioning of the Fund produced positive results. Gold prices and related equities peaked at the end of February and proceeded to experience large pullbacks. Almost concurrently, war broke out in Iran, resulting in the Strait of Hormuz becoming shut and oil prices surging, with energy stocks becoming market leaders. The Fund benefited from its reduced gold stock exposure and its increased energy exposure, both of which occurred before the big moves in both groups.

Also helping exposure during the period was the Fund’s overweight positioning in uranium stocks. Over the last 12 months, increasing positive news flow has come from the nuclear power industry. Closed reactors are reopening, plants scheduled to be closed are to remain open, and a new nuclear power building cycle has begun. In response to positive news, uranium stocks advanced strongly.

HOW DID THE FUND PERFORM SINCE INCEPTION?

TOTAL RETURN BASED ON $10,000 INVESTMENT

Table Summary
	Institutional	MSCI All Country World Index	MSCI World Index
'16	$10,000.00	$10,000.00	$10,000.00
'17	$8,440.00	$11,092.69	$11,012.74
'17	$9,180.00	$12,195.55	$12,064.96
'18	$9,823.82	$12,405.67	$12,286.69
'18	$8,213.36	$12,076.10	$12,081.52
'19	$6,712.88	$12,245.24	$12,251.00
'19	$6,122.06	$13,727.80	$13,837.10
'20	$5,113.56	$12,910.16	$13,083.50
'20	$6,158.82	$15,788.20	$15,846.18
'21	$10,236.43	$18,312.47	$18,398.81
'21	$10,947.43	$18,830.61	$19,297.02
'22	$14,704.63	$17,070.45	$17,512.69
'22	$13,926.73	$16,642.35	$17,201.88
'23	$12,050.31	$17,215.66	$17,875.52
'23	$14,821.88	$18,641.55	$19,435.27
'24	$16,835.53	$21,271.05	$22,329.98
'24	$16,157.13	$23,510.26	$24,843.75
'25	$16,419.51	$24,174.97	$25,392.89
'25	$22,874.64	$27,790.97	$29,065.35
'26	$27,903.53	$31,492.52	$32,372.94

AVERAGE ANNUAL TOTAL RETURNS

Table Summary
Institutional	1 Year	5 Year	Since Inception
Institutional (Incep. December 29, 2016)	69.94%	22.21%	11.51%
MSCI All Country World Index	30.27%	11.45%	12.95%
MSCI World Index	27.49%	11.96%	13.28%

Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The chart presented above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.  Call 1-866-759-5679 for current month-end performance.

FUND STATISTICS

  Total Net Assets$1,090,671,804
  Number of Portfolio Holdings85
  Portfolio Turnover Rate26%
  Advisory Fees Paid$7,024,094

WHAT DID THE FUND INVEST IN?

SECTOR WEIGHTINGS

(as a % of Net Assets)

Table Summary
Value	Value
Cash, Cash Equivalents, & Other Net Assets	1.8%
Materials	48.7%
Energy	49.5%

INDUSTRY WEIGHTINGS

(as a % of Net Assets)

Table Summary
Value	Value
Cash, Cash Equivalents, & Other Net Assets	1.8%
Chemicals	0.4%
Agricultural Chemicals	4.0%
Base Metal	9.4%
Oil & Gas Services & Equipment	21.3%
Oil & Gas Producers	28.2%
Metals & Mining	34.9%

COUNTRY WEIGHTINGS

(as a % of Total Investments)

50%
40%
30%
20%
10%
0%
48.9
30.4
8.2
5.1
3.0
2.2
0.7
0.0
United States
Canada
South Africa
Bermuda
United Kingdom
Australia
Kazakhstan
Russia

Table Summary
Value	Value
United States	48.9
Canada	30.4
South Africa	8.2
Bermuda	5.1
United Kingdom	3.0
Australia	2.2
Kazakhstan	0.7
Russia	0.0

ASSET CLASS WEIGHTINGS

(as a % of Net Assets)

Table Summary
Value	Value
Common Stock	96.3%
Mutual Fund	1.5%
Rights and Warrants	0.4%
Cash, Cash Equivalents, & Other Net Assets	1.8%

MATERIAL FUND CHANGES

There have been no material fund changes during the reporting period.

Goehring & Rozencwajg Resources Fund

May 31, 2026

ANNUAL SHAREHOLDER REPORT

INSTITUTIONAL : GRHIX

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There have been no changes in or disagreement with the Fund's independent accounting firm during the reporting period.

AVAILABILITY OF ADDITIONAL INFORMATION

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, can be found by visiting https://www.gr-funds.com/.

  Goehring & Rozencwajg Associates, LLC

  1-844-464-6467

  info@gorozen.com

Distributor, ALPS Distributors, Inc.

HOUSEHOLDING

If you have consented to receive a single annual or semi-annual shareholder report at a shared address you may revoke this consent by calling the Transfer Agent at 1-844-464-6467.

38035R208–A–05312026

May 31, 2026

ANNUAL SHAREHOLDER REPORT

RETAIL : GRHAX

Goehring & Rozencwajg Resources Fund

FUND OVERVIEW

This annual shareholder report contains important information about Goehring & Rozencwajg Resources Fund - Retail for the period of June 1, 2025 to

May 31, 2026.

You can find additional information about the Fund at https://www.gr-funds.com/. You can also request this information by contacting us at 1-844-464-6467.

WHAT WERE THE FUND'S COSTS FOR THE LAST YEAR?

(based on a hypothetical $10,000 investment)

Table Summary
Fund Name	Cost of a $10,000 Investment	Cost Paid as a Percentage of a $10,000 Investment
Goehring & Rozencwajg Resources Fund - Retail	$168	1.25%

HOW DID THE FUND PERFORM LAST YEAR?

For the period, the Goehring & Rozencwajg Resource Fund Institutional class advanced 69.94% and the Retail class advanced 69.51%, outpacing the MSCI All Country World Index, which advanced 30.27%.

Compared to natural resource benchmarks, the Fund also performed well. The S&P Goldman Sachs Commodity Total Return Index advanced 51.14% on a total return basis over the same period. Against natural resource equities, the Fund also performed well. For example, the S&P North American Natural Resource Sector Index advanced 44.94%.

Performance was helped by the Fund’s positioning in the first six months of the period and allocation changes made starting in the fourth quarter of 2025. Helping performance in the first six months of the period was our overweight exposure to gold equities, which surged along with a 30% increase in gold prices. Also helping performance in the first six months of the period was the Fund’s exposure to the platinum group metal stocks. Platinum prices surged well over 100% during the second half of 2025, and the Fund’s platinum equites performed extremely well.

Also helping performance in the first six months of the period was our underweight exposure to energy-related equities. These stocks were some of the poorer performers during the last six months of 2025.

Given the surge in gold stocks, and the underperformance of energy equites, we repositioned the Fund starting in the fourth quarter of 2025. We significantly reduced exposure to gold stocks and allocated the profit proceeds to oil stocks, which had significantly lagged the market, and which we believe offered a great investment opportunity.

The repositioning of the Fund produced positive results. Gold prices and related equities peaked at the end of February and proceeded to experience large pullbacks. Almost concurrently, war broke out in Iran, resulting in the Strait of Hormuz becoming shut and oil prices surging, with energy stocks becoming market leaders. The Fund benefited from its reduced gold stock exposure and its increased energy exposure, both of which occurred before the big moves in both groups.

Also helping exposure during the period was the Fund’s overweight positioning in uranium stocks. Over the last 12 months, increasing positive news flow has come from the nuclear power industry. Closed reactors are reopening, plants scheduled to be closed are to remain open, and a new nuclear power building cycle has begun. In response to positive news, uranium stocks advanced strongly.

HOW DID THE FUND PERFORM SINCE INCEPTION?

TOTAL RETURN BASED ON $10,000 INVESTMENT

Table Summary
	Retail	MSCI All Country World Index	MSCI World Index
'16	$10,000.00	$10,000.00	$10,000.00
'17	$8,420.00	$11,092.69	$11,012.74
'17	$9,150.00	$12,195.55	$12,064.96
'18	$9,783.83	$12,405.67	$12,286.69
'18	$8,163.25	$12,076.10	$12,081.52
'19	$6,652.65	$12,245.24	$12,251.00
'19	$6,063.56	$13,727.80	$13,837.10
'20	$5,049.72	$12,910.16	$13,083.50
'20	$6,080.07	$15,788.20	$15,846.18
'21	$10,090.91	$18,312.47	$18,398.81
'21	$10,765.71	$18,830.61	$19,297.02
'22	$14,446.57	$17,070.45	$17,512.69
'22	$13,664.80	$16,642.35	$17,201.88
'23	$11,804.75	$17,215.66	$17,875.52
'23	$14,493.07	$18,641.55	$19,435.27
'24	$16,422.17	$21,271.05	$22,329.98
'24	$15,740.71	$23,510.26	$24,843.75
'25	$15,969.27	$24,174.97	$25,392.89
'25	$22,222.64	$27,790.97	$29,065.35
'26	$27,069.93	$31,492.52	$32,372.94

AVERAGE ANNUAL TOTAL RETURNS

Table Summary
Retail	1 Year	5 Year	Since Inception
Retail (Incep. December 29, 2016)	69.51%	21.82%	11.15%
MSCI All Country World Index	30.27%	11.45%	12.95%
MSCI World Index	27.49%	11.96%	13.28%

Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The chart presented above does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.  Call 1-866-759-5679 for current month-end performance.

FUND STATISTICS

  Total Net Assets$1,090,671,804
  Number of Portfolio Holdings85
  Portfolio Turnover Rate26%
  Advisory Fees Paid$7,024,094

WHAT DID THE FUND INVEST IN?

SECTOR WEIGHTINGS

(as a % of Net Assets)

Table Summary
Value	Value
Cash, Cash Equivalents, & Other Net Assets	1.8%
Materials	48.7%
Energy	49.5%

INDUSTRY WEIGHTINGS

(as a % of Net Assets)

Table Summary
Value	Value
Cash, Cash Equivalents, & Other Net Assets	1.8%
Chemicals	0.4%
Agricultural Chemicals	4.0%
Base Metal	9.4%
Oil & Gas Services & Equipment	21.3%
Oil & Gas Producers	28.2%
Metals & Mining	34.9%

COUNTRY WEIGHTINGS

(as a % of Total Investments)

Table Summary
Value	Value
United States	48.9
Canada	30.4
South Africa	8.2
Bermuda	5.1
United Kingdom	3.0
Australia	2.2
Kazakhstan	0.7
Russia	0.0

ASSET CLASS WEIGHTINGS

(as a % of Net Assets)

Table Summary
Value	Value
Common Stock	96.3%
Mutual Fund	1.5%
Rights and Warrants	0.4%
Cash, Cash Equivalents, & Other Net Assets	1.8%

MATERIAL FUND CHANGES

There have been no material fund changes during the reporting period.

Goehring & Rozencwajg Resources Fund

May 31, 2026

ANNUAL SHAREHOLDER REPORT

RETAIL : GRHAX

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS

There have been no changes in or disagreement with the Fund's independent accounting firm during the reporting period.

AVAILABILITY OF ADDITIONAL INFORMATION

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, can be found by visiting https://www.gr-funds.com/.

  Goehring & Rozencwajg Associates, LLC

  1-844-464-6467

  info@gorozen.com

Distributor, ALPS Distributors, Inc.

HOUSEHOLDING

If you have consented to receive a single annual or semi-annual shareholder report at a shared address you may revoke this consent by calling the Transfer Agent at 1-844-464-6467.

38035R109–A–05312026

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees has determined that it has an audit committee financial expert serving on the Fund's audit committee that possesses the attributes identified in Item 3(b) to Form N-CSR.

(a)(2)	The name of the audit committee financial expert is Edward O'Brien. Mr. O'Brien has been deemed “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(a)(3)	Not applicable to Registrant.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended May 31, 2026 and May 31, 2025, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $46,110 and $43,500, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the registrant’s fiscal years ended May 31, 2026 and May 31, 2025 for assurance and related services by the registrant’s principal accountant reasonably related to the performance of the audit of the registrant’s financial statements and not reported under Paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended May 31, 2026 and May 31, 2025, aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $19,000 and $11,400, respectively. The fiscal year 2026 and 2025 tax fees were for services pertaining to federal and state income tax return review, review of year-end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended May 31, 2026 and May 31, 2025, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s Audit Committee.

(2)	No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	The aggregate non-audit fees of $0 and $0 were billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the fiscal years ended May 31, 2026 and May 31, 2025.

(h)	Not applicable to Registrant.

(i)	Not applicable to Registrant.

(j)	Not applicable to Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included in the financial statements filed under Item 7 of this Form.

(b)	Not applicable to Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

GOEHRING & ROZENCWAJG

INVESTMENT FUNDS

ANNUAL FINANCIAL STATEMENTS & OTHER INFORMATION

(INCLUDES N-CSR ITEMS 7-11)

May 31, 2026

Goehring & Rozencwajg Resources Fund

Institutional | 38035R208

Retail | 38035R109

Goehring & Rozencwajg Resources Fund	Schedule of Investments
May 31, 2026

Security Description	Shares	Value
COMMON STOCKS (96.3%)
ENERGY (49.5%)
Oil & Gas Producers (28.2%)
Antero Resources Corp.(a)	676,974	$24,201,821
Birchcliff Energy, Ltd.	4,652,040	21,730,778
Canadian Natural Resources, Ltd.	1,371,684	62,383,192
Chord Energy Corp.	134,878	17,786,362
Comstock Resources, Inc.(a)	359,847	4,796,761
Diamondback Energy, Inc.	47,559	9,106,597
EQT Corp.	485,451	26,665,823
Expand Energy Corp.	94,291	8,767,177
Matador Resources Co.	190,668	10,219,805
Permian Resources Corp.	775,798	14,918,596
Range Resources Corp.	1,144,468	44,577,029
SM Energy Co.	202,529	6,219,659
Suncor Energy, Inc.	881,536	55,098,797
		306,472,397
Oil & Gas Services & Equipment (21.3%)
Borr Drilling, Ltd.(a)	930,267	4,660,638
Noble Corp. PLC	817,079	37,977,832
Oceaneering International, Inc.(a)	314,048	12,006,055
Seadrill, Ltd.(a)	1,087,457	51,295,347
SLB, Ltd.	1,025,701	55,951,989
Subsea 7 SA	493,799	16,288,272
Tidewater, Inc.(a)	3,914	287,640
Valaris, Ltd.(a)	583,767	54,074,337
		232,542,110
MATERIALS (46.8%)
Agricultural Chemicals (4.0%)
Mosaic Co.	398,450	9,522,955
Nutrien Ltd.	500,041	34,277,811
		43,800,766
Base Metal (7.9%)
Amerigo Resources Ltd.	1,614,959	7,789,850
Cameco Corp.	369,710	41,666,317
GMK Norilskiy Nickel PAO(a)(b)	5	–
Ivanhoe Mines Ltd. - Class A(a)	669,968	5,933,565
Lundin Mining Corp.	299,290	8,939,732
Mako Mining Corp.(a)	153,203	1,330,171
NAC Kazatomprom JSC(c)	108,781	7,864,866
NexGen Energy, Ltd.(a)	813,507	9,404,141
Trilogy Metals, Inc.(a)	749,615	3,479,880
		86,408,522
Chemicals (0.4%)
Intrepid Potash, Inc.(a)	118,520	4,630,576

Metals & Mining (34.5%)
Alpha Metallurgical Resources, Inc., Class A(a)	257,719	51,278,348
Artemis Gold, Inc.(a)	197,152	4,719,121
Asante Gold Corp.(a)	1,028,381	783,230
Bannerman Energy, Ltd.(a)	2,019,363	5,167,061
Bellevue Gold, Ltd.(a)	2,036,110	2,224,457
Boss Energy, Ltd.(a)	2,023,089	1,861,248
Brixton Metals Corp.(a)	493,759	275,773
Caledonia Mining Corp. PLC	76,089	1,807,875
Centrus Energy Corp.(a)	90,904	16,587,253
Chilean Metals, Inc.(a)	70,046	14,734
Core Natural Resources, Inc.	508,229	44,947,772
Deep Yellow, Ltd.(a)	4,708,842	5,347,495
Denison Mines Corp.(a)	2,123,997	7,391,510

See Notes to Financial Statements and Financial Highlights.

Annual Report | May 31, 2026	3

Goehring & Rozencwajg Resources Fund	Schedule of Investments
May 31, 2026

Security Description	Shares	Value
Metals & Mining (continued)
Encore Energy Corp.(a)	643,693	$1,029,909
Energy Fuels, Inc.(a)	666,405	12,141,899
Erdene Resource Development Corp.(a)	526,171	2,412,070
Founders Metals, Inc.(a)	305,675	1,108,603
GMK Norilskiy Nickel PAO(a)(b)	285,500	–
GoGold Resources, Inc.(a)	1,065,623	2,682,125
Greenheart Gold, Inc.(a)	170,690	154,762
Guardian Metal Resources PLC(a)	3,725,899	11,791,455
Gunnison Copper Corp.(a)	665,258	212,319
Hercules Metals Corp.(a)	2,354,656	1,263,878
Impala Platinum Holdings, Ltd.	1,575,246	22,463,008
Ivanhoe Electric, Inc.(a)	968,606	13,037,437
K92 Mining, Inc.(a)	145,447	2,719,779
Locksley Resources, Ltd.(a)	7,510,026	620,753
Los Andes Copper, Ltd.(a)	103,469	1,043,208
Minera Alamos, Inc.(a)	597,332	3,080,569
Montage Gold Corp.(a)	826,904	10,046,529
Mountain Province Diamonds, Inc.(a)	317,715	8,066
Novagold Resources, Inc.(a)	330,846	2,835,350
Omai Gold Mines Corp.(a)	751,874	1,467,045
Orezone Gold Corp.(a)	2,407,553	4,400,706
Orla Mining, Ltd.	76,205	1,022,589
Paladin Energy, Ltd.(a)	1,121,471	9,124,597
Power Metallic Mines, Inc.(a)	3,767,043	3,442,842
Sibanye Stillwater, Ltd.	1,926,549	22,983,730
South Pacific Metals Corp.(a)	2,419,131	754,525
Trilogy Metals, Inc.(a)	18,700	86,581
Triple Flag Precious Metals Corp.	27,434	882,330
United Co. RUSAL International PJSC(a)(b)	1,326,798	–
Uranium Energy Corp.(a)	986,744	13,587,465
Ur-Energy, Inc.(a)	1,883,616	3,051,458
Valterra Platinum, Ltd.	265,170	22,122,497
Valterra Platinum, Ltd. ADR	1,466,161	20,218,360
Warrior Met Coal, Inc.	442,242	41,809,559
		376,011,880
TOTAL COMMON STOCKS
(Cost $712,537,762)		1,049,866,251

MUTUAL FUND (1.5%)
MATERIALS (1.5%)
Base Metal (1.5%)
Sprott Physical Uranium Trust(a)	864,543	17,094,580

TOTAL MUTUAL FUND
(Cost $10,074,182)		17,094,580

WARRANTS (0.4%)
MATERIALS (0.4%)
Metals & Mining (0.4%)
Guardian Metal Resources Warr (Exercise Price $0.01, Exp. Date 08/28/2026)	1,597,128	4,194,139
Minera Alamos, Inc. 2028 Restricted (Exercise Price $7.05, Exp. Date 09/17/2028)	386,145	–
South Pacific Metals Corp WTS (Exercise Price $0.00, Exp. Date 12/31/2049)	1,180,511	–

See Notes to Financial Statements and Financial Highlights.

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Goehring & Rozencwajg Resources Fund	Schedule of Investments
May 31, 2026

Security Description	Shares	Value
Metals & Mining (continued)		$4,194,139

TOTAL WARRANTS
(Cost $–)		4,194,139

SHORT-TERM INVESTMENTS (0.3%)
Dreyfus Treasury Securities Cash Management, Institutional Class (7 day yield 3.51%)	2,919,020	2,919,020

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,919,020)		2,919,020

TOTAL INVESTMENTS (98.5%)
(Cost $725,530,964)		1,074,073,990

ASSETS IN EXCESS OF OTHER LIABILITIES (1.5%)		16,597,814
NET ASSETS (100.0%)		$1,090,671,804

(a)	Non-income producing security.
(b)	Level 3 security in accordance with fair value hierarchy.
(c)	Securities were originally issued pursuant to Rule 144 or Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of May 31, 2026, the aggregate market value of those securities was $7,864,866 which represents approximately 0.72% of net assets.

COUNTRY COMPOSITION (% of net assets)
(As of May 31, 2026)

United States	48.9
Canada	30.4
South Africa	8.2
Bermuda	5.1
United Kingdom	3.0
Australia	2.2
Kazakhstan	0.7
Russia	0.0
Total	98.5

Percentages are based upon common stocks, warrants, mutual funds, and short-term investments as a percentage of net assets.

See Notes to Financial Statements and Financial Highlights.

Annual Report | May 31, 2026	5

Goehring & Rozencwajg Resources Fund	Statement of Assets and Liabilities
May 31, 2026

ASSETS:
Investments, at fair value (Cost $725,530,964)	$1,074,073,990
Foreign currency, at fair value (Cost $1,261,801)	1,261,164
Receivable for shares sold	16,485,727
Receivable for investments sold	664,093
Dividends receivable	571,094
Interest receivable	27,262
Prepaid assets	72,861
Total Assets	1,093,156,191

LIABILITIES:
Payable for shares redeemed	1,640,754
Payable to adviser	568,621
Payable to custodian	38,104
Payable for administration fees	64,193
Payable for distribution and service fees	22,824
Payable to chief compliance officer	3,567
Payable for transfer agency fees	29,521
Payable for professional fees	58,198
Payable for trustees' fees	1,000
Accrued expenses and other liabilities	57,605
Total Liabilities	2,484,387
NET ASSETS	$1,090,671,804

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$707,862,771
Total distributable earnings	382,809,033
NET ASSETS	$1,090,671,804

PRICING OF SHARES
Institutional Class:
Net Asset Value, offering and redemption price per share	$22.98
Net Assets	$1,008,121,794
Shares of beneficial interest outstanding	43,865,614
Retail Class:
Net Asset Value, offering and redemption price per share	$22.63
Net Assets	$82,550,010
Shares of beneficial interest outstanding	3,647,943

See Notes to Financial Statements and Financial Highlights.

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Goehring & Rozencwajg Resources Fund	Statement of Operations
For the Year ended May 31, 2026

INVESTMENT INCOME:
Dividends	$11,454,200
Foreign taxes withheld	(1,020,032)
Total Investment Income	10,434,168

EXPENSES:
Investment advisory fees (Note 6)	7,024,094
Administration fees	568,795
Distribution and service fees
Retail Class	178,607
Custodian fee	189,668
Professional fees	192,718
Transfer agent fee	250,741
Trustees fees and expenses	115,002
Registration and filing fees	115,944
Printing fees	40,610
Chief compliance officer fee	42,807
Insurance expense	12,255
Other expenses	15,958
Total Expenses	8,747,199
Less fees waived by investment adviser
Institutional Class	(1,259,227)
Retail Class	(85,940)
Total fees waived/reimbursed by investment adviser (Note 6)	(1,345,167)
Net Expenses	7,402,032
NET INVESTMENT INCOME	3,032,136

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	105,378,719
Foreign currency transactions	(434,751)
Net realized gain/(loss)	104,943,968

Change in unrealized appreciation/(depreciation) on:
Investments	244,521,040
Translation of asset and liabilities denominated in foreign currency	(638)
Net change in unrealized appreciation/(depreciation)	244,520,402

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	349,464,370
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$352,496,506

See Notes to Financial Statements and Financial Highlights.

Annual Report | May 31, 2026	7

Goehring & Rozencwajg Resources Fund	Statements of Changes in Net Assets

	For the Year Ended May 31, 2026	For the Year Ended May 31, 2025
OPERATIONS:
Net investment income	$3,032,136	$1,198,240
Net realized gain/(loss)	104,943,968	(611,996)
Net change in unrealized appreciation/(depreciation)	244,520,402	(9,623,771)
Net increase/(decrease) in net assets resulting from operations	352,496,506	(9,037,527)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings
Retail	(1,722,573)	(1,047,796)
Institutional	(23,254,548)	(14,222,864)
Total distributions	(24,977,121)	(15,270,660)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	356,108,819	169,063,955
Distributions reinvested	17,905,276	10,761,620
Shares redeemed	(105,109,177)	(101,283,816)
Net increase from beneficial share transactions	268,904,918	78,541,759

Retail Class
Shares sold	44,729,039	12,581,396
Distributions reinvested	1,621,671	978,435
Shares redeemed	(21,859,109)	(6,979,079)
Net increase from beneficial share transactions	24,491,601	6,580,752
Net increase in net assets	620,915,904	60,814,324

NET ASSETS:
Beginning of year	469,755,900	408,941,576
End of year	$1,090,671,804	$469,755,900

See Notes to Financial Statements and Financial Highlights.

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Goehring & Rozencwajg Resources Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented

	For the Year Ended May 31, 2026	For the Year Ended May 31, 2025	For the Year Ended May 31, 2024	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022
NET ASSET VALUE, BEGINNING OF YEAR	$13.99	$14.89	$11.00	$13.61	$9.79

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.08	0.04	0.11	0.21	0.09
Net realized and unrealized gain/(loss) on investments	9.57	(0.43)	4.20	(2.66)	4.06
Total from investment operations	9.65	(0.39)	4.31	(2.45)	4.15

LESS DISTRIBUTIONS:
From net investment income	(0.66)	(0.51)	(0.42)	(0.16)	(0.33)
Total distributions	(0.66)	(0.51)	(0.42)	(0.16)	(0.33)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.99	(0.90)	3.89	(2.61)	3.82
NET ASSET VALUE, END OF YEAR	$22.98	$13.99	$14.89	$11.00	$13.61

TOTAL RETURN(b)	69.87%	(2.47)%	39.71%	(18.05)%	43.65%

SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$1,008,122	$435,535	$379,620	$171,581	$166,177

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursements/waiver	1.10%	1.18%	1.19%	1.24%	1.31%
Operating expenses including reimbursements/waiver	0.92%	0.92%	0.92%	0.92%	0.92%
Net investment income including reimbursement/waiver	0.41%	0.32%	0.80%	1.72%	0.79%

PORTFOLIO TURNOVER RATE	26%	24%	11%	3%	22%

(a)	Calculated using the average shares method.
(b)	Assumes an initial investment at commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements and Financial Highlights.

Annual Report | May 31, 2026	9

Goehring & Rozencwajg Resources Fund	Financial Highlights

Retail Class	For a share outstanding throughout the periods presented

	For the Year Ended May 31, 2026	For the Year Ended May 31, 2025	For the Year Ended May 31, 2024	For the Year Ended May 31, 2023	For the Year Ended May 31, 2022
NET ASSET VALUE, BEGINNING OF YEAR	$13.79	$14.70	$10.89	$13.49	$9.72

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.02	0.00 (b)	0.06	0.17	0.05
Net realized and unrealized gain/(loss) on investments	9.43	(0.43)	4.15	(2.63)	4.02
Total from investment operations	9.45	(0.43)	4.21	(2.46)	4.07

LESS DISTRIBUTIONS:
From net investment income	(0.63)	(0.48)	(0.40)	(0.14)	(0.31)
Total distributions	(0.63)	(0.48)	(0.40)	(0.14)	(0.31)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 5)	0.02	—	—	—	0.01
NET INCREASE/(DECREASE) IN NET ASSET VALUE	8.84	(0.91)	3.81	(2.60)	3.77
NET ASSET VALUE, END OF YEAR	$22.63	$13.79	$14.70	$10.89	$13.49

TOTAL RETURN(c)	69.51%	(2.76)%	39.11%	(18.29)%	43.16%

SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$82,550	$34,221	$29,322	$20,107	$24,240

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursements/waiver	1.40%	1.49%	1.43%	1.57%	1.65%
Operating expenses including reimbursements/waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income/(loss) including reimbursement/ waiver	0.09%	(0.02)%	0.43%	1.40%	0.42%

PORTFOLIO TURNOVER RATE	26%	24%	11%	3%	22%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Assumes an initial investment at commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements and Financial Highlights.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

1. ORGANIZATION

The Goehring & Rozencwajg Resources Fund (the "Fund") is a no-load investment portfolio of Goehring & Rozencwajg Investment Funds (the “Trust”), an open-end series management investment company organized as a Massachusetts business trust on July 14, 2016, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 30, 2016. The Fund is a diversified investment company with an investment objective which seeks to maximize total return, which consists of income on its investments and capital appreciation. The Fund currently offers Retail Class Shares and Institutional Class Shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval. The Fund’s Investment Adviser is Goehring & Rozencwajg Associates, LLC (the “Adviser”).

The Fund will concentrate its investments in the securities of natural resources companies and other investments which provide economic exposure to natural resources or natural resources companies. When a Fund concentrates its investments in a particular sector or in particular industries, financial, economic, business, and other developments affecting issuers in that sector or in those industries will have a greater effect on that Fund than if it had not concentrated its assets in that sector or in those industries. The Fund’s concentration in natural resources investments exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. By investing primarily in natural resources investments, the Fund runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company for financial reporting purposes under U.S. GAAP. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange, or if there is no closing price or official closing price, the last sale price. If there have been no sales on that day, the securities are valued at the mean of the current bid and ask price. U.S. and non-U.S. government and corporate debt securities are typically traded in the over-the-counter market internationally, and are generally valued using prices supplied by a pricing vendor approved by the Board based on the midpoint of quotes from multiple dealers and other factors deemed relevant by the pricing vendor. In the case of other securities not traded on an exchange, or if closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. U.S. government and agency securities are valued by a third-party pricing vendor at the mean between the closing bid and ask prices. Other than with respect to the debt securities discussed above, the market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use, instead of quotes from dealers, a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments. Derivatives are valued using market quotations, a price supplied by a pricing service or counterparty, or using the fair value procedures discussed below, depending on the type of derivative and the availability of market quotations. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in the underlying funds are based on the underlying fund’s net asset value. Available cash is generally invested into a money market fund by the Fund’s custodian, and is valued at the latest net asset value per share as reported to the Fund’s administrator.

When the price quotations described above are not available, or when the Adviser believes that they are unreliable, the Fund’s assets may be priced using fair value procedures approved by the Board. Because the Fund invests in investments that may be thinly traded or for which the price quotations described above may not be readily available or may be unreliable – such as securities of small capitalization companies, securities of issuers located in emerging markets, high yield securities and derivatives – the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid – such as equity securities of large capitalization domestic issuers. The Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Annual Report | May 31, 2026	11

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

Foreign Currency Translation: Assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into U.S. dollar amounts on the date of those transactions. Adjustments from foreign currency transactions are reflected in the statement of operations.

The Fund does not isolate the portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Those fluctuations are included with net unrealized gain from portfolio investments and foreign currency.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 -	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 -	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2026:

Investments in Securities at Fair Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$1,049,866,251	$–	$–	$1,049,866,251
Mutual Fund	17,094,580	–	–	17,094,580
Warrants	–	4,194,139	–	4,194,139
Short-Term Investments	2,919,020	–	–	2,919,020
Total	$1,069,879,851	$4,194,139	$–	$1,074,073,990

*	See Schedule of Investments for industry classification.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion or amortization of discounts or premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and interest income are recognized on an accrual basis, are allocated daily to each class in proportion to its average daily net assets.

Class Expenses: Expenses that are specific to a class of shares of the Fund, including distribution fees (Rule 12b-1 fees), are charged directly to that share class.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that the Fund will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended May 31, 2026, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required.

The Fund’s tax return is subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and three years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from dividends and other income the Fund receives from its investments, including short-term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if the portfolio manager believes doing so may be necessary for the Fund to avoid or reduce taxes.

Income Taxes: The Fund is subject to foreign tax withholding imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. In December 2023, the FASB issued Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 740)-Improvements to Income Taxes Disclosures, which enhances the transparency of income tax disclosures. The ASU requires public entities, on an annual basis, to provide disclosure of income taxes paid disaggregated by jurisdiction when material to the Fund's financial statements. The amendments under this ASU are required to be applied prospectively and are effective for fiscal years beginning after December 15, 2024. The Fund expects that adoption of the amendments will not have a material impact on its financial statements.

The amount of foreign withholding taxes paid during the year ended May 31, 2026 is $1,020,032, of which, $543,333, $352,311 and $124,388 was paid to Canada, South Africa and the United Kingdom respectively.

3. TAX BASIS INFORMATION

Reclassifications: As of May 31, 2026, the permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Total Distributable
Paid-in Capital	Earnings
$2,936,643	$(2,936,643)

These differences are primarily attributable to tax treatment of earnings and profits on redemption of shares.

Tax Basis of Investments: As of May 31, 2026, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for federal tax purposes was as follows:

Gross unrealized appreciation (excess of value over tax cost)	$335,878,259
Gross unrealized depreciation (excess of tax cost over value)	(28,998,098)
Net unrealized appreciation	$306,880,161
Cost of investments for income tax purposes	$767,193,192

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These "book/tax" differences are temporary in nature and are due to the tax deferral of losses on wash sales and certain market to market adjustments.

Annual Report | May 31, 2026	13

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

Components of Distributable Earnings: As of May 31, 2026, components of distributable earnings were as follows:

Undistributed ordinary income	$19,279,561
Accumulated capital gain	56,649,311
Net unrealized appreciation	306,880,161
Total	$382,809,033

Capital Losses: Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of the current fiscal year end, the following amounts are available as carry forwards to the next tax year:

Short Term	Long Term
$–	$–

Capital loss carryovers used during the year ended May 31, 2026, were $18,887,421.

Capital Losses arising in the post-October period of the current fiscal year may be deferred to the next fiscal year if the fund elects to defer the recognition of these losses. When this election is made, any losses recognized during the period are treated as having occurred on the first day of the next fiscal year separate from and in addition to the application of normal capital loss carry forwards as described above.

There are no post-October losses deferred in the current year.

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions for the year ended May 31, 2026, were as follows:

Ordinary Income	$24,754,813
Long-Term Capital Gains	$222,308
Total	$24,977,121

The tax character of distributions for the year ended May 31, 2025, were as follows:

Ordinary Income	$15,270,660
Total	$15,270,660

4. SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of securities (excluding short-term securities) during the year ended May 31, 2026, were as follows:

Proceeds from Sales of
Purchases of Securities	Securities
$473,649,867	$210,766,797

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

5. SHARES OF BENEFICIAL INTEREST

The capitalization of the Fund consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Purchasers of the shares do not have any obligation to make payments to the Fund or its creditors solely by reason of the purchaser’s ownership of the shares. Shares have no pre-emptive rights.

	For the Year Ended May 31, 2026	For the Year Ended May 31, 2025
Institutional Class
Shares sold	16,923,353	12,761,595
Shares issued in reinvestment of distributions to shareholders	917,279	809,144
Shares redeemed	(5,117,705)	(7,928,918)
Net increase in shares outstanding	12,722,927	5,641,821
Retail Class
Shares sold	2,145,294	956,698
Shares issued in reinvestment of distributions to shareholders	84,286	74,519
Shares redeemed	(1,062,917)	(544,102)
Net increase in shares outstanding	1,166,663	487,115

Shares redeemed within 30 days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. The Fund had redemption fees of $149,062 during the year ended May 31, 2026, and had redemption fees of $19,465 during the year ended May 31, 2025.

6. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

The Adviser, subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.90%, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The Adviser has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 0.92% and 1.25% of the Fund’s average daily net assets for Institutional Class shares and Retail Class shares, respectively. This agreement is in effect through September 30, 2026, may only be terminated before then by the Board, and is reevaluated on an annual basis. With respect to the Fund, the Adviser shall be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods fall below the lesser of (1) the expense limit in effect at the time the Adviser waives or limits the expenses and (2) the expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced. Fees waived by the Adviser for the year ended May 31, 2026, are disclosed in the Statement of Operations.

For the year ended May 31, 2026, the fee waivers were as follows:

Fees Waived/
Reimbursed by Adviser
Institutional Class	$(1,259,227)
Retail Class	(85,940)
TOTAL	$(1,345,167)

As of May 31, 2026, the balances of recoupable expenses for the Fund were as follows:

Annual Report | May 31, 2026	15

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

	Expiring in Fiscal Year 2027	Expiring in Fiscal Year 2028	Expiring in Fiscal Year 2029
Institutional Class	$528,672	$1,002,537	$1,259,227
Retail Class	31,653	69,914	85,940
TOTAL	$560,325	$1,072,451	$1,345,167

During the year ended May 31, 2026, the Advisor did not recover $616,617 of previously waived fees under the Expense Limitation Agreement which expired.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) ("ALPS") acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, although it is not obliged to sell any particular amount of shares.

ADI is not entitled to any compensation from the Fund for its services as Distributor; however, ADI receives compensation from the Adviser. ADI is registered as a broker-dealer with the U.S. Securities and Exchange Commission.

The Fund has adopted a Distribution and Services Plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan”). The Plan allows the Fund, as applicable, to use the Fund’s assets to pay fees in connection with the distribution and marketing of the Fund’s shares and/ or the provision of shareholder services to the Fund’s shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use shares of the Fund as their funding medium and for related expenses. The recipients of such payments may include other affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net asset value of the Retail Class. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of an investment in the Fund, and Plan fees may cost an investor more than other types of sales charges.

Under the Shareholder Services Plan (a “Services Plan”), the Fund is authorized to compensate certain financial institutions, including broker-dealers and Fund affiliates which may include the Distributor, Adviser and/or the transfer agent (the “Participating Organizations”), for providing services to the Fund or the Fund’s shareholders. This compensation may be used by the financial institution for payments to financial institutions and persons who provide administrative and support services to their customers who may from time to time beneficially own Retail Class shares. The Services Plan permits the Fund to make total payments at an annual rate of up to 0.15% of the Fund’s average daily net assets attributable to its Retail Class shares. However, the Fund may pay fees under the Services Plan at a lesser rate. Shareholder Services Plan fees are included with distribution and service fees on the Statement of Operations.

Fund Administrator Fees and Expenses: ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Fund. Pursuant to an Administration Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. Several officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Fund for the year ended May 31, 2026, are disclosed in the Statement of Operations.

The Administrator is also reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund. ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts, and is also reimbursed by the Fund for certain out-of-pocket expenses. Transfer agent fees paid by the Fund for the year ended May 31, 2026, are disclosed in the Statement of Operations.

Compliance Services: ALPS provides services that assist the Fund’s chief compliance officer in monitoring and testing the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act and receives an annual base fee. ALPS is reimbursed for certain out-of-pocket expenses by the Fund. Compliance services fees paid by the Fund for the year ended May 31, 2026, are disclosed in the Statement of Operations.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of May 31, 2026, there were no entities that beneficially owned 25% or greater of a Fund’s outstanding shares.

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Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

Trustees: The Trust pays each Independent Trustee an aggregate fee of $24,000 per year and $2,000 for each additional meeting (after the four quarterly meetings) of the Board in which that Trustee participated. Interested Trustees of the Trust are not compensated by the Trust. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. Officers of the Fund do not receive compensation from the Fund for performing the duties of their office. The Trust does not pay retirement benefits to its Trustees and officers. No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.

7. PRINCIPAL RISKS

The following is a description of select principal risks of the Fund’s portfolio, which may adversely affect its net asset value, yield and total return. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. The Fund's prospectus and statement of additional information provide details of the risks the Fund is subject to.

Commodities Risk: Commodity prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate more than if the Fund had a broader range of investments. To the extent that the Fund is more heavily exposed to a commodity sub-sector that undergoes a period of weakness, an investor can expect poor returns from the Fund.

Natural Resources Investment Risk: Investment in companies in the natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations. Energy prices may decline sharply, and a prolonged slump in energy prices is likely to have a negative effect on companies that extract, process or deliver energy-related commodities. Managers and investors applying environmental, social or governance ("ESG") screens may preclude investment in some or all natural resources-related companies, which could adversely affect the performance of such companies, and in turn, the Fund.

Concentration Risk: The Fund concentrates its investments in natural resources investments. Concentrating in natural resources investments increases the risk of loss because the stocks of many or all of the companies in the natural resources industry may decline in value due to a development adversely affecting the industry or one or more particular sub-industries or commodities. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the natural resources industry, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Market Disruption and Geopolitical Risk: Geopolitical and other events, such as war (including Russia's military invasion of Ukraine), terrorist attacks, natural environmental disasters, or widespread pandemics (such as COVID-19) or other adverse public health developments may disrupt securities markets and adversely affect global economies and markets. These events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund’s investments.

Trade Policy: The U.S. government has indicated its intent to alter its approach to international trade policy and, in some cases, to renegotiate or potentially terminate certain existing bilateral or multilateral trade agreements and treaties with foreign countries and has made proposals and taken actions related thereto. In addition, the U.S. government has recently imposed tariffs on certain foreign goods and has indicated a willingness to impose tariffs on imports of other products. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods and have indicated a willingness to impose additional tariffs on U.S. products. Other countries, including Mexico, have threatened retaliatory tariffs on certain U.S. products.

Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting there from, could adversely affect the financial performance of the Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which the Fund invests and other adverse impacts on the Fund's overall performance.

Annual Report | May 31, 2026	17

Goehring & Rozencwajg Resources Fund	Notes to Financial Statements and Financial Highlights

May 31, 2026

8. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

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Goehring & Rozencwajg Resources Fund	Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

Goehring & Rozencwajg Resources Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Goehring & Rozencwajg Resources Fund (the “Fund”), a portfolio of the Goehring & Rozencwajg Investment Funds, including the schedule of investments, as of May 31, 2026, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2026, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2026, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

Dallas, Texas
July 27, 2026

Annual Report | May 31, 2026	19

Goehring & Rozencwajg Resources Fund	Tax Designations

May 31, 2026

1. FUND HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without charge on the SEC's website at http://www.sec.gov. Quarterly portfolio holdings are also available on the Fund's website at http://www.gr-funds.com/#holdings

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

The Fund’s policies and procedures used in determining how to vote proxies and information regarding how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ending June 30 are available without charge, (1) upon request, by calling (toll-free) 1-844-464-6467 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended December 31, 2025:

Qualified Dividend Income – 24.43%

Corporate Dividends Received Deduction – 6.80%

In early 2026, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2025 via Form 1099. The Fund will notify shareholders in early 2027 of amounts paid to them by the Fund, if any, during the calendar year 2026.

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Goehring & Rozencwajg Resources Fund	Item 8 – Changes in and Disagreements with Accountants for Open-End Management Investment Companies

May 31, 2026

There have been no changes in or disagreement with the Fund's independent accounting firm during the reporting period.

Annual Report | May 31, 2026	21

Goehring & Rozencwajg Resources Fund	Item 9 – Proxy Disclosures for Open-End Management Investment Companies

May 31, 2026

There were no matters submitted to a vote of shareholders during the reporting period.

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Goehring & Rozencwajg Resources Fund	Item 10 – Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

May 31, 2026

Included under Item 6 in the Notes to Financial Statements and Financial Highlights.

Annual Report | May 31, 2026	23

Goehring & Rozencwajg Resources Fund	Item 11 – Statement Regarding Basis for Approval of Investment Advisory Contract

May 31, 2026

This is not applicable for this reporting period.

24	www.gr-funds.com

Must be accompanied or preceded by a prospectus.

gr-funds.com

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Any changes in and disagreements with accountants and on accounting and financial disclosure are filed under Item 7 of this Form.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Any remuneration paid to directors, officers, and others are filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to Registrant.

(b)	Not applicable to Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99.CERT.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goehring & Rozencwajg Investment Funds

By:	/s/ Adam A. Rozencwajg
Adam A. Rozencwajg
President

Date:	August 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Adam A. Rozencwajg
Adam A. Rozencwajg
Principal Executive Officer and Principal Financial Officer

Date:	August 6, 2026